Exhibit 4.7

Quad/Graphics, Inc.

Quad/Tech, Inc.

Quad/Tech Europe, Inc.

Quad/Creative, LLC

DuPlainville Transport, Inc.

The Quad Technology Group, Inc.

Silver Spring Realty, Inc.

Chemical Research/Technology Co.

Quad/West, Inc.

Quad/Med, LLC

Quad/Tech East, Inc.

P-Direct, LLC

Graphic Services, Inc.

Child Day Care & Learning Services, Inc.

Third Amendment

Dated as of January 26, 2006

to

Note Agreement

Dated as of September 1, 1995

THIRD AMENDMENT TO NOTE AGREEMENT

This Third Amendment dated as of January 26, 2006 (the or this “Third Amendment”) to the Note Agreement dated as of September 1, 1995 as amended pursuant to that certain First Amendment and Consent dated as of June 1, 1996 and that certain Second Amendment to Note Agreement dated as of March 24, 1998 (as amended and supplemented to the date hereof, the “Note Agreement”) is between Quad/Graphics, Inc., a Wisconsin corporation (the “Company”), Quad/Tech, Inc., a Wisconsin corporation, Quad/Tech Europe, Inc., a Delaware corporation, Quad/Creative, LLC, a Wisconsin LLC, DuPlainville Transport, Inc., a Wisconsin corporation, Quad/Tech East, Inc., a Wisconsin corporation, The Quad Technology Group, Inc., a Wisconsin corporation, Silver Spring Realty, Inc., a Wisconsin corporation, Chemical Research/Technology Co., a Wisconsin general partnership, Quad/West, Inc., a Delaware corporation, Quad/Med, LLC, a Delaware LLC, P-Direct, LLC, a Wisconsin limited liability company, Graphic Services, Inc. a Delaware corporation, and Child Day Care & Learning Services, Inc., a Wisconsin corporation, (collectively, the “Obligors”), and each of the institutions which is a signatory to this Third Amendment (collectively, the “Noteholders”).

RECITALS:

A.            The Company and each of the Noteholders is a party to the Note Agreement either as an original signatory thereto or through the execution and delivery of a supplement thereto.  The Company has from time to time issued notes pursuant to the Note Agreement (collectively, the “Notes”).

B.            The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

C.            Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

D.            All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.         AMENDMENTS.

1.1           General Amendment.  All references in the Note Agreement to “Foley & Lardner” are hereby amended to read “Foley & Lardner, Godfrey & Kahn, SC, or such other counsel as is reasonably acceptable at the time to the holders of more than 50% in aggregate outstanding principal amount of the Notes.”

1.2           Section 5.7 of the Note Agreement is hereby amended to read in its entirety as follows:

Section 5.7.            Consolidated Net Worth.  The Obligors will at all times keep and maintain Consolidated Net Worth at an amount not less than the sum of (i) $625,000,000 plus (ii) an amount, calculated as of the last day of each fiscal year starting with the fiscal year beginning January 1, 2006, equal to 40% of the remainder of (A) Consolidated Net Income for each fiscal year beginning on or after January 1, 2006 determined on a cumulative basis, minus (B) S Corporation Tax Distributions declared with respect to such fiscal year; provided that for purposes of any determination under this §5.7, if such remainder for any particular fiscal year is a deficit figure, then such remainder, for that particular fiscal year, shall be deemed to be zero for the purposes of this §5.7 and, accordingly, shall not reduce the amount of Consolidated Net Worth required to be maintained by the Obligors pursuant to this §5.7.

1.3           Section 9.6 of the Note Agreement is hereby amended to read in its entirety as follows:

Section 9.6.            Notices.  All communications provided for hereunder shall be in writing and, if to a Holder, delivered or mailed by registered or certified mail or overnight courier service, addressed to such Holder at such Holder’s address appearing on Schedule I to this Agreement or such other address as any Holder may designate to the Obligors in writing, and if to the Obligors, delivered or mailed by registered or certified mail or overnight courier service to the Company at N63 W23075 Main Street, Sussex, WI  53089, Attention:  Vice President-Finance with a copy to the Company’s General Counsel at same address or to such other address as the Obligors may in writing designate to you or to the Holders.

1.4           Section 8 of the Note Agreement is hereby amended by inserting the following definition in alphabetical order:

“S Corporation Tax Distributions” shall mean distributions made to the Company’s shareholders to pay state and federal income taxes incurred by such shareholders on account of their status as such for any year in which the Company has elected to be taxed as an S Corporation under the Code calculated at the highest state and federal marginal tax rates applicable to such shareholders, taking into account the character of each separately stated item of taxable income, the federal tax benefit for state taxes and the phase-out of itemized deductions and credits and other offsets to tax.

SECTION 2.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1           To induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), each of the Obligors represents and warrants to the Noteholders that:

(a)           Each of the Obligors is a corporation, limited liability company or partnership, as the case may be, duly organized, legally existing, and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and in good standing in all other jurisdictions wherein the nature of its business or its assets make such qualification necessary;

(b)           The Obligors’ execution and delivery of the Third Amendment and performance of their obligations hereunder: (a) are and will be within their respective powers; (b) are duly authorized by each Obligor; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of any of Obligor’s organization documents, nor of any indenture, agreement or undertaking to which any Obligor or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of liens, charges or encumbrances on any of its properties or assets;

(c)           The Third Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(d)           All balance sheets, income statements and other financial data which have been furnished to any Noteholder by any Obligor to induce such holder of a Note to enter into the Third Amendment do fairly represent the Obligors’ financial condition as of the dates for which the same are furnished.  All such financial statements, reports, papers and other data furnished to any Noteholder are accurate and correct in all material respects and complete insofar as completeness may be necessary to give such holder of a Note a true and accurate knowledge of the subject matter.  Since the date of such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise, of the Obligors, nor have the Obligors incurred since December 31, 2004, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate that are not reflected on such financial statements;

(e)           the Note Agreement, as amended by this Third Amendment, constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(f)            as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing;

(g)           (a) No Obligor is (i) a blocked person described in Section 1 of Executive Order 13224 of the September 23, 2001 Blocking Property and Prohibiting Transaction With Persons Who Commit and Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49049 (2001)) or (ii) engaged in any dealings or transactions, or is otherwise associated, with any such blocked person and (b) the Company and its Subsidiaries are in compliance, in all Material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001); and

(h)           The Mortgages and the Security Agreement, or financing statements relative thereto, have been recorded or filed for record in all public offices, if any,

wherein such filing or recordation is necessary to perfect the lien thereof against creditors of and purchasers from the Company. Such Mortgages and Security Agreement constitute a valid first priority lien on the Collateral specifically described in the Granting Clauses thereof (including, without limitation, any supplements thereto).

SECTION 3.         CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

3.1           This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)           executed counterparts of this Third Amendment, duly executed by the Company and the Noteholders holding the requisite principal amount of Notes as required under the Note Agreement shall have been delivered to the Noteholders;

(b)           the Noteholders shall have received a copy of the resolutions of the Board of Directors or similar governing body of each Obligor authorizing the execution, delivery and performance by each such Obligor of its obligations under this Third Amendment, certified by its Secretary or an Assistant Secretary;

(c)           the representations and warranties of the Obligors set forth in § 2 hereof are true and correct on and with respect to the date hereof and the Obligors shall have delivered a certificate to such effect; and

(d)           all proceedings taken in connection with the transactions contemplated by this Third Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Noteholders and their counsel, and the Noteholders shall have received a copy (executed or certified as may be appropriate) of all such documents or proceedings taken in connection with the consummation of said transactions.

Upon receipt of all of the foregoing, this Third Amendment shall become effective.

SECTION 4.         PAYMENT OF NOTEHOLDERS’ COUNSEL FEES AND EXPENSES.

4.1           The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

SECTION 5.         MISCELLANEOUS.

5.1           This Third Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

5.2           Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note

Agreement without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

5.3           The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

5.4           This Third Amendment shall be governed by and construed in accordance with Wisconsin law.

5.5           The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

QUAD/GRAPHICS, INC.

By	/s/ John C. Fowler
Its Senior Vice President of Finance and Chief Financial Officer

QUAD/TECH, INC.
QUAD/TECH EUROPE, INC.
QUAD/CREATIVE, LLC
DUPLAINVILLE TRANSPORT, INC.
THE QUAD TECHNOLOGY GROUP, INC.
SILVER SPRING REALTY, INC.
CHEMICAL RESEARCH/TECHNOLOGY CO.
QUAD/WEST, INC.
QUAD/MED, LLC
QUAD/TECH EAST, INC.
P-DIRECT, LLC
GRAPHIC SERVICES, INC.
CHILD DAY CARE & LEARNING SERVICES, INC.

By	/s/ John C. Fowler
Their Treasurer

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AMERICAN FAMILY INSURANCE COMPANY

By	/s/ Phillip Hannifan
Its Investment Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
By	AIG Global Investment Corp.,
Investment Adviser

By	/s/ Victoria Y. Chin
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AMERICAN UNITED LIFE INSURANCE COMPANY

By	/s/ Michael J. Bullock
Its	V.P. Private Placements

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AMERITAS LIFE INSURANCE CORP.
By Ameritas Investment Advisors Inc., as Agent

By	/s/ Andrew S. White
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AMERUS LIFE INSURANCE CO.
By: AmerUs Capital Management Group, Inc.
Its authorized attorney-in-fact

By	/s/
Its VP – Private Placements

INDIANAPOLIS LIFE INSURANCE CO.
By: AmerUs Capital Management Group, Inc.
Its authorized attorney-in-fact

By	/s/
Its VP – Private Placements

9.16% Senior Secured Note, Series 2003-1 Tranche A

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

AXA EQUITABLE LIFE INSURANCE COMPANY

By	/s/
Its Investment Officer

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

CATHOLIC KNIGHTS INSURANCE SOCIETY

By	/s/
Its Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement this 19th day of December, 2005.

CUNA Mutual Insurance Society
Members Capital Advisors, Inc.,
Its Investment Advisor

By	/s/ David L. Voge
Its	Senior Investment Analyst

CUNA Mutual Life Insurance Company
Members Capital Advisors, Inc.,
Its Investment Advisor

By	/s/ David L. Voge
Its	Senior Investment Analyst

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

FEDERATED MUTUAL INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

By	/s/
Its Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

FIRST COLONY LIFE INSURANCE COMPANY

By	/s/ John R. Endres
Name: John R. Endres
Title: Investment Officer

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By	/s/ John R. Endres
Name: John R. Endres
Title: Investment Officer

GE REINSURANCE CORPORATION
BY: GE ASSET MANAGEMENT INCORPORATED,
ITS INVESTMENT MANAGER
BY: GENWORTH FINANCIAL ASSET MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ John R. Endres
Name: John R. Endres
Title: Assistant Vice President

GE REINSURANCE CORPORATION
BY: GE ASSET MANAGEMENT INCORPORATED,
ITS INVESTMENT MANAGER
BY: GENWORTH FINANCIAL ASSET MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ John R. Endres
Name: John R. Endres
Title: Assistant Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

By	/s/
Its	Senior Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

GREAT WESTERN INSURANCE CO.
By:	Advantus Capital Management, Inc.

By	/s/
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

INDIANAPOLIS LIFE INSURANCE CO.
By: AmerUs Capital Management Group, Inc.
Its authorized attorney-in-fact

By	/s/
Its	VP – Private Placements

7.14% Senior Secured Notes, Series 1995-1 Tranche A

7.56% Senior Secured Notes, Series 1995-1 Tranche B

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

JACKSON NATIONAL LIFE INSURANCE COMPANY
By: PPM America, Inc. as Attorney-in-fact,
on behalf of Jackson National Life Insurance Company

By	/s/
Its	Senior Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

JEFFERSON-PILOT LIFE INSURANCE COMPANY

By	/s/
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

John Hancock Life Insurance Company

By	/s/
Its	Managing Director

John Hancock Variable Life Insurance Company

By	/s/
Its	Authorize Signatory

Signature 3 Limited
By:	John Hancock Life Insurance Company,
As Portfolio Advisor

By	/s/
Its	Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

~~Keyport Life Insurance Co~~.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
Successor by merger to Keyport Life Insurance Company

By	/s/ Deborah J. Foss
Its	Assistant Vice President

By	/s/ Ann C. King
Senior Counsel, Investments

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

LINCOLN INVESTMENT MANAGEMENT

By	/s/
Its	Senior Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By	/s/
Its	Senior Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/
Its	Senior Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC
As Investment Adviser

By	/s/ Elisabeth A. Perenick
Its	Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MIDLAND NATIONAL LIFE

By	Stephen D. Sautel
Its	Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MINNESOTA ~~MUTUAL~~ LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By	/s/
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MONUMENTAL LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

J. Romeo & Co., as nominee for
MONY LIFE INSURANCE COMPANY

By	/s/
Its	partner

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

J. Romeo & Co., as nominee for
MONY LIFE INSURANCE COMPANY OF AMERICA

By	/s/
Its	partner

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MUTUAL OF OMAHA INSURANCE CO.

By	/s/ Curtis R. Caldwell
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

MTL INSURANCE COMPANY

By	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By	Prudential Private Placement Investors, Inc. (as its General Partner))

By:	/s/
Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

NORTH AMERICAN CO. FOR LIFE & HEALTH INS OF NY

By	/s/ Stephen D. Sautel
Its	Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By	/s/
Its	Authorized Representative

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE OHIO NATIONAL LIFE ASSURANCE CORPORATION

By	/s/ Jed R. Martin
Its	Vice President, Private Placements

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By	/s/ Jed R. Martin
Its	Vice President, Private Placements

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE PAUL REVERE LIFE INSURANCE COMPANY
By:	Provident Investment Management, LLP, its Agent

By	/s/
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE PENN MUTUAL LIFE INSURANCE COMPANY

By	/s/ David M. O’Mally
Its	Head of Fixed Income

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

PEOPLES BENEFIT LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

PHOENIX LIFE INSURANCE CO.
By	Phoenix Investment Counsel, Inc.

By	/s/ Nelson Correa, CFA
Its	Senior Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

PRINCIPAL LIFE INSURANCE COMPANY

By	Principal Global Investors, LLC
A Delaware limited liability company,
Its authorized signatory

By:	/s/ Colin Pennycooke
Its:	Counsel

By:	/s/ Elizabeth D. Swanson
Its:	Counsel

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

PROTECTIVE LIFE

By:	/s/
Its	SVP & CIO and Treasurer

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE PRUDENTIAL ASSURANCE COMPANY LIMITED
By:	PPM America, Inc. as its attorney in fact

By	/s/ Mark Staub
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

REASSURE AMERICA LIFE INS. CO.
By:	Swiss Re Asset Management (Americas) Inc.

By:	/s/ Feliciano G. Falcon, Jr.
Its:	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Jeffrey T. Attwood
Its:	Investment Officer

By:	/s/
Its:	Assistant Secretary

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

STATE OF WISCONSIN INVESTMENT BOARD

By:	/s/ Monica A. Jaehnig
Its:	Portfolio Manager

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

SUN LIFE ASSURANCE COMPANY OF CANADA
Acting through its U.S. Branch

By:	/s/ Leo D. Saraceno
Its:	Vice President

By:	/s/ Ann C. King
Its:	Senior Counsel, Investments

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

~~SUN LIFE OF CANADA (INTERNATIONAL)~~
SUN LIFE FINANCIAL (HONG KONG) LIMITED by Sun Capital Advisers LLC, its Investment Adviser

By:	/s/ Leo D. Saraceno
Its:	Vice President

By:	/s/ Timothy Monahan
Its:	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

By	/s/ Marina Mavrakis
Its	Managing Director

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THRIVENT FINANCIAL FOR LUTHERANS

By	/s/ Glen J. Vanic
Its	Portfolio Manager

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

TRANSAMERICA LIFE INSURANCE COMPANY successor by merger to
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

By	/s/ Bill Henricksen
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By	/s/ Bill Henricksen
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE TRAVELERS INSURANCE CO.

By	/s/
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Curtis R. Caldwell
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

UNUM LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Ben Vance
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:	AIG Global Investment Corp., Investment Adviser

By	/s/ Victoria Y. Chin
Its	Vice President

[Signature Page to Third Amendment to Note Agreement]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment, as of the date first above written.

ASSURITY LIFE INSURANCE COMPANY
(successor in interest to
Woodmen Accident and Life Company)

By	/s/ Victor Weber
Its	Senior Director - Investments

[Signature Page to Third Amendment to Note Agreement]